Exhibit 99.1

News

Contacts:
Investors
Peggy Reilly Tharp, Brown Shoe Company
(314) 854-4134, ptharp@brownshoe.com
Media
Kelly Malone, Brown Shoe Company
314) 854-4093, kmalone@brownshoe.com

Brown Shoe Company Reports First Quarter 2013 Results
Consolidated gross margin improves 160 basis points, driven by both wholesale and retail
Famous Footwear reports record first quarter operating profit

ST. LOUIS, May 29, 2013 – Brown Shoe Company, Inc. (NYSE: BWS, brownshoe.com) today reported first quarter 2013 financial results, with net sales of $588.7 million versus first quarter 2012 net sales of $598.2 million, reflecting an adjustment for discontinued operations.  However, results for the first quarter of 2013 and 2012 also included sales of $0.2 million and $10.2 million, respectively, from brands and businesses the company has exited.  Excluding exited brands, year-over-year net sales were up slightly in the quarter.

On a GAAP basis, the company reported a net loss of ($10.8) million, or ($0.26) per diluted share, in the first quarter of 2013 versus earnings of $1.7 million, or $0.04 per diluted share, in the prior year.  First quarter 2013 results included $28.8 million of costs associated with our ongoing portfolio realignment efforts, while earnings for the first quarter of 2012 included $12.8 million of portfolio realignment and ASG integration costs.

On an adjusted(1) basis, net earnings of $13.8 million, or $0.32 per diluted share, improved 37.7% compared to $10.0 million, or $0.23 per diluted share, in the prior year.  Gross profit margin for the first quarter of 2013 improved to 40.8% from 39.2% in 2012.

“In addition to stronger-than-expected adjusted EPS of $0.32, we reported record first quarter operating profit of $29 million at Famous Footwear, as we saw improved consumer conversion related to our strategic real estate, inventory and omni-channel efforts,” said Diane Sullivan, president and chief executive officer of Brown Shoe Company.  “At wholesale, we refined our portfolio, with the recent sale of Avia and Nevados, and we intend to use the related proceeds in our 2013 debt reduction efforts.  In the first quarter, prior to the divestiture, we reduced our short-term borrowings by $39 million.”

US$M, except per share (unaudited)	13 Weeks		1Q
	1Q’13	1Q’12	Change
Consolidated net sales	$588.7	$598.2	(1.6%)
Famous Footwear	352.3	347.1	1.5%
Wholesale Operations	181.6	194.9	(6.8%)
Specialty Retail	54.8	56.1	(2.5%)
Gross profit	240.0	234.3	2.5%
Margin	40.8%	39.2%	160 bps
SG&A	213.8	211.5	1.1%
% of net sales	36.3%	35.4%	90 bps
Restructuring and other special charges, net	5.2	10.2	(49.2%)
Operating earnings	21.0	12.6	66.5%
% of net sales	3.6%	2.1%	150 bps
Net interest expense	5.7	6.0	(5.0%)
Earnings from continuing operations before income taxes	15.3	6.6	130.6%
Tax rate	51.9%	39.4%	1250 bps
Net (loss) from discontinued operations	(18.2)	(2.4)	659.9%
Net (loss) earnings	($10.8)	$1.7	(734.9%)
Per diluted share	($0.26)	$0.04	(750.0%)
Adjusted net earnings	$13.8	$10.0	37.7%
Per diluted share	$0.32	$0.23	39.1%

First Quarter Highlights

Famous Footwear first quarter 2013 sales of $352.3 million were up 1.5% year-over-year, with good growth in athletic and canvas shoe styles as the quarter progressed.  Same-store-sales(2) were up 1.1% over the prior year, as strong same-store-sales of 14.2% in April helped offset weather related weakness in February and March.  During the quarter, the company closed or relocated 13 stores and added 12 new stores, as average revenue per square foot continued to improve.

Wholesale sales were down 2.9% in the first quarter, excluding discontinued and exited brands.  The company’s Contemporary Fashion wholesale sales were down 2.5% in the first quarter, while Healthy Living wholesale sales were down 3.1%, both excluding exited brands.  Wholesale gross margin of 31.8% expanded by 310 basis points during the quarter.  Both the Contemporary Fashion and Healthy Living platforms contributed to the improvement, due to a more profitable brand mix, higher initial margins and lower inventory markdown requirements.

Consolidated gross profit of $240.0 million was up 2.5% in the first quarter, while gross margin of 40.8% improved by approximately 160 basis points versus the prior year.  SG&A for the first quarter was $213.8 million, or 36.3% of net sales, up approximately 90 basis points from 35.4% of net sales in the prior year.  For the quarter, operating margins improved 150 basis points to 3.6%.

Inventory at the end of the first quarter was $485.9 million, up 2.2% compared to $475.6 million in the prior year.  Wholesale inventory was up 2.4%, while Famous Footwear inventory was up 1.3%.

At quarter-end, Brown Shoe Company had $413.8 million in availability under its revolving credit facility and $44.7 million in cash and cash equivalents.  The company’s debt-to-capital ratio improved to 39.1% from 43.9% in the first quarter of 2012.

Financial Review and 2013 Outlook

“Despite uncooperative weather in February and March, we were able to deliver better than expected results for the quarter,” said Russ Hammer, chief financial officer of Brown Shoe Company.  “To reflect our strong performance in the first quarter, we are raising our full-year adjusted EPS guidance to $1.22 to $1.29.  However, due to the timing of back-to-school, our biggest sales quarter remains the third quarter.”

Metric	FY’13
Consolidated net sales	$2.54 to $2.57 billion
Famous Footwear same-store sales	Up low-single digits
Wholesale Operations net sales	Up low-single digits, excluding brand exits
Gross profit margin	Up 30 to 50 basis points
SG&A	$900 to $910 million
Non-recurring costs	$32 to $34 million
Net interest expense	$21 to $22 million
Effective tax rate, on adjusted basis	32% to 33%
Earnings per diluted share	$0.63 to $0.70
Adjusted earnings per diluted share	$1.22 to $1.29
Depreciation and amortization	$54 to $56 million
Capital expenditures	$50 to $55 million

Investor Conference Call

Brown Shoe Company will webcast an investor conference call at 9:00 a.m. ET today, May 29, 2013.  The webcast and slides will be available at investor.brownshoe.com/news/events.  A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 70291031.

A replay will be available at investor.brownshoe.com/news/events/archive for a limited period.  Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 70291031 through June 12, 2013.

(1) Non-GAAP Financial Measures
In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.  Reconciliations to the applicable GAAP financial measures have been included in the attached schedules.

(2) Same-Stores-Sales
For comparability purposes, same-store-sales for the first quarter of 2013 is calculated based on retail sales for weeks 1 through 13 in 2013 as compared to weeks 2 through 14 in 2012.  This adjustment is due to the impact of the 53rd week of sales in the fourth quarter of fiscal 2012.  The calculation for the first quarter of 2013 appropriately reflects the change in same-store-sales on a true retail calendar basis.

Definitions
All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Brown Shoe Company, Inc. and diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) intense competition within the footwear industry; (iii) rapidly changing fashion trends and purchasing patterns; (iv) customer concentration and increased consolidation in the retail industry; (v) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China, where Brown Shoe Company relies heavily on manufacturing facilities for a significant amount of their inventory; (vi) the ability to recruit and retain senior management and other key associates; (vii) the ability to attract, retain and maintain good relationships with licensors and protect intellectual property rights; (viii) the ability to secure/exit leases on favorable terms; (ix) the ability to maintain relationships with current suppliers; (x) compliance with applicable laws and standards with respect to lead content in paint and other product safety issues; (xi) the ability to source product at a pace consistent with increased demand for footwear; and (xii) the impact of rising prices in a potentially inflationary global environment.  The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended Feb. 2, 2013, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Brown Shoe Company
Brown Shoe Company is a $2.6 billion, global footwear company whose shoes are worn by people of all ages, from all walks of life.  Our products are available virtually everywhere — in the nearly 1,300 Famous Footwear and Naturalizer retail stores we operate, in hundreds of major department and specialty stores, on 14 branded ecommerce sites, and on many additional third-party retail websites.  Through our broad range of products, we serve three key market segments.  Our Family brands — Famous Footwear, Famous.com, and shoes.com — are one-stop-shopping destinations for high quality, affordable styles for a family’s every occasion.  Active people who want comfort, style and performance can look to our Healthy Living brands — Naturalizer, Dr. Scholl's Shoes, LifeStride and Ryka.  Our Contemporary Fashion brands — Via Spiga, Vince, Sam Edelman, Franco Sarto, Carlos Santana and Fergie Footwear — keep fashionistas in step with the latest trends. At Brown Shoe Company, we inspire people to feel good and live better ... feet first!

SCHEDULE 1

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	13 Weeks Ended
(Thousands, except per share data)	May 4, 2013	April 28, 2012

Net sales	$588,656	$598,179
Cost of goods sold	348,640	363,925

Gross profit	240,016	234,254

Selling and administrative expenses	213,879	211,475
Restructuring and other special charges, net	5,179	10,188

Operating earnings	20,958	12,591

Interest expense	(5,721)	(6,036)
Interest income	68	83

Earnings before income taxes from continuing operations	15,305	6,638

Income tax provision	(7,946)	(2,616)

Net earnings from continuing operations	7,359	4,022

Discontinued operations:
Loss from discontinued operations, net of tax of $3,583 in 2013 and $1,623 in 2012	(5,637)	(2,394)
Impairment charge on net assets of discontinued operations, net of tax of $0	(12,554)	-

Net loss from discontinued operations	(18,191)	(2,394)

Net (loss) earnings	(10,832)	1,628

Net loss attributable to noncontrolling interests	(70)	(67)

Net (loss) earnings attributable to Brown Shoe Company, Inc.	$(10,762)	$1,695

Basic earnings (loss) per common share:
From continuing operations	$0.18	$0.10
From discontinued operations	(0.44)	(0.06)
Basic (loss) earnings per common share attributable to
Brown Shoe Company, Inc. shareholders	$(0.26)	$0.04

Diluted earnings (loss) per common share:
From continuing operations	$0.18	$0.10
From discontinued operations	(0.44)	(0.06)
Diluted (loss) earnings per common share attributable to
Brown Shoe Company, Inc. shareholders	$(0.26)	$0.04

Basic number of shares	41,070	40,422
Diluted number of shares	41,268	40,744

SCHEDULE 2

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(Thousands)	May 4, 2013	April 28, 2012	February 2, 2013
ASSETS

Cash and cash equivalents	$44,669	$39,792	$68,223
Receivables, net	96,734	115,911	111,392
Inventories, net	485,923	475,557	503,688
Prepaid expenses and other current assets	43,167	41,375	42,016
Current assets - held for sale	12,496	-	-
Current assets - discontinued operations	39,159	65,515	47,109
Total current assets	722,148	738,150	772,428

Property and equipment, net	137,299	124,551	144,856
Goodwill and intangible assets, net	68,442	81,975	82,504
Other assets	115,591	137,479	119,695
Non current assets - discontinued operations	51,227	58,667	51,776
Total assets	$1,094,707	$1,140,822	$1,171,259

LIABILITIES AND EQUITY

Borrowings under revolving credit agreement	$66,000	$124,000	$105,000
Trade accounts payable	188,948	172,894	213,660
Other accrued expenses	118,632	129,852	137,190
Current liabilities - held for sale	5,306	–	–
Current liabilities - discontinued operations	16,183	15,118	13,259
Total current liabilities	395,069	441,864	469,109

Long-term debt	198,870	198,680	198,823
Deferred rent	35,631	29,746	33,711
Other liabilities	45,435	47,569	36,719
Non current liabilities - discontinued operations	6,768	9,969	6,996
Total other liabilities	286,704	285,964	276,249

Total Brown Shoe Company, Inc. shareholders’ equity	412,190	412,012	425,129
Noncontrolling interests	744	982	772
Total equity	412,934	412,994	425,901
Total liabilities and equity	$1,094,707	$1,140,822	$1,171,259

SCHEDULE 3

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	13 Weeks Ended
(Thousands)	May 4, 2013	April 28, 2012
OPERATING ACTIVITIES:
Net (loss) earnings	$(10,832)	$1,628
Adjustments to reconcile net (loss) earnings to net cash provided by operating activities:
Depreciation and amortization	13,805	13,280
Amortization of debt issuance costs	629	629
Share-based compensation expense	1,617	1,444
Tax benefit related to share-based plans	(1,962)	(753)
Loss on disposal of facilities and equipment	68	456
Impairment charges for facilities and equipment	5,026	2,756
Impairment of net assets of discontinued operations	12,554	-
Deferred rent	1,920	(2,615)
Provision for doubtful accounts	307	950
Changes in operating assets and liabilities:
Receivables	16,363	13,587
Inventories	17,223	49,251
Prepaid expenses and other current and noncurrent assets	653	6,377
Trade accounts payable	(26,561)	(8,268)
Accrued expenses and other liabilities	(1,565)	1,900
Other, net	(3,284)	(724)
Net cash provided by operating activities	25,961	79,898

INVESTING ACTIVITIES:
Capital expenditures	(8,407)	(7,008)
Proceeds from sale of assets	1,500	-
Net cash used for investing activities	(6,907)	(7,008)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	383,000	165,000
Repayments under revolving credit agreement	(422,000)	(242,000)
Dividends paid	(3,027)	(2,999)
Issuance of common stock under share-based plans, net	(2,070)	(2,148)
Tax benefit related to share-based plans	1,962	753
Net cash used for financing activities	(42,135)	(81,394)
Effect of exchange rate changes on cash and cash equivalents	(473)	614
Decrease in cash and cash equivalents	(23,554)	(7,890)
Cash and cash equivalents at beginning of period	68,223	47,682

Cash and cash equivalents at end of period	$44,669	$39,792

RECONCILIATION OF NET (LOSS) EARNINGS AND DILUTED (LOSS) EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)			(Unaudited)
	13 Weeks Ended May 4, 2013			13 Weeks Ended April 28, 2012
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net (Loss) Earnings Attributable to Brown Shoe Company, Inc.	Diluted (Loss) Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP (loss) earnings		$(10,762)	$(0.26)		$1,695	$0.04

Charges/Other Items:
Portfolio realignment
Non-cash impairment charges	$17,214	17,214	0.41	$–	–	–
Business exits and cost reductions	11,627	7,347	0.17	12,091	7,883	0.18
ASG integration-related costs	–	–	–	675	441	0.01

Total charges/other items	$28,841	24,561	0.58	$12,766	8,324	0.19

Adjusted earnings		$13,799	$0.32		$10,019	$0.23

SCHEDULE 5

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended
	May 4,	April 28,	May 4,	April 28,	May 4,	April 28,	May 4,	April 28,	May 4,	April 28,
(Thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Net Sales	$352,279	$347,107	$181,625	$194,941	$54,752	$56,131	$–	$–	$588,656	$598,179

Gross Profit	$158,661	$155,140	$57,819	$55,945	$23,536	$23,169	$–	$–	$240,016	$234,254
Adjusted Gross Profit	$158,661	$155,140	$57,819	$57,035	$23,536	$23,390	$–	$–	$240,016	$235,565

Gross Profit Rate	45.0%	44.7%	31.8%	28.7%	43.0%	41.3%	–	–	40.8%	39.2%
Adjusted Gross Profit Rate	45.0%	44.7%	31.8%	29.3%	43.0%	41.7%	–	–	40.8%	39.4%

Operating Earnings (Loss)	$29,042	$18,301	$3,107	$5,875	$(1,329)	$(3,527)	$(9,862)	$(8,058)	$20,958	$12,591
Adjusted Operating Earnings (Loss)	$29,042	$25,326	$8,270	$8,904	$(1,329)	$(2,538)	$(9,846)	$(7,602)	$26,137	$24,090

Operating Earnings (Loss) %	8.2%	5.3%	1.7%	3.0%	(2.4%)	(6.3%)	–	–	3.6%	2.1%
Adjusted Operating Earnings (Loss) %	8.2%	7.3%	4.6%	4.6%	(2.4%)	(4.5%)	–	–	4.4%	4.0%

Same-store Sales % (on a 13-week basis)	1.1%	2.5%	–	–	(0.3%)	2.6%	–	–	–	–

Number of Stores	1,054	1,066	–	–	215	227	–	–	1,269	1,293

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended
	May 4,	April 28,	May 4,	April 28,	May 4,	April 28,	May 4,	April 28,	May 4,	April 28,
(Thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Gross Profit	$158,661	$155,140	$57,819	$55,945	$23,536	$23,169	$–	$–	$240,016	$234,254

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	–	–	–	1,090	–	221	–	–	–	1,311

Total charges/other items	–	–	–	1,090	–	221	–	–	–	1,311

Adjusted Gross Profit	$158,661	$155,140	$57,819	$57,035	$23,536	$23,390	$–	$–	$240,016	$235,565

Operating Earnings (Loss)	$29,042	$18,301	$3,107	$5,875	$(1,329)	$(3,527)	$(9,862)	$(8,058)	$20,958	$12,591

Charges/Other Items:
Portfolio realignment
Non-cash impairment charges	–	–	4,660	–	–	–	–	–	4,660	–
Business exits and cost reductions	–	7,025	503	3,029	–	989	16	456	519	11,499

Total charges/other items	–	7,025	5,163	3,029	–	989	16	456	5,179	11,499

Adjusted Operating Earnings (Loss)	$29,042	$25,326	$8,270	$8,904	$(1,329)	$(2,538)	$(9,846)	$(7,602)	$26,137	$24,090

Note: April 28, 2012 information has been updated for the impact of discontinued operations.

SCHEDULE 6

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	13 Weeks Ended
	May 4,	April 28,
(Thousands, except per share data)	2013	2012

Net earnings attributable to Brown Shoe Company, Inc.:
Net earnings from continuing operations	$7,359	$4,022
Net loss attributable to noncontrolling interests	70	67
Net earnings allocated to participating securities	–	(155)
Net earnings from continuing operations	7,429	3,934

Net loss from discontinued operations	(18,191)	(2,394)
Net earnings allocated to participating securities	–	–
Net loss from discontinued operations	(18,191)	(2,394)

Net (loss) earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$(10,762)	$1,540

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	41,070	40,422
Dilutive effect of share-based awards for continuing operations and discontinued operations	198	322
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	41,268	40,744

Basic earnings (loss) per share:
From continuing operations	$0.18	$0.10
From discontinued operations	(0.44)	(0.06)
Basic (loss) earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$(0.26)	$0.04

Diluted earnings (loss) per share:
From continuing operations	$0.18	$0.10
From discontinued operations	(0.44)	(0.06)
Diluted (loss) earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$(0.26)	$0.04

SCHEDULE 7

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	13 Weeks Ended
	May 4,	April 28,
(Thousands, except per share data)	2013	2012

Adjusted net earnings attributable to Brown Shoe Company, Inc.:
Adjusted net earnings from continuing operations	$12,336	$11,520
Net loss attributable to noncontrolling interests	70	67
Net earnings allocated to participating securities	(591)	(489)
Adjusted net earnings from continuing operations	11,815	11,098

Adjusted net earnings (loss) from discontinued operations	1,393	(1,568)
Net earnings allocated to participating securities	(67)	–
Net earnings (loss) from discontinued operations	1,326	(1,568)

Adjusted net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$13,141	$9,530

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	41,070	40,422
Dilutive effect of share-based awards for continuing operations and discontinued operations	198	322
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	41,268	40,744

Basic adjusted earnings (loss) per share:
From continuing operations	$0.29	$0.28
From discontinued operations	0.03	(0.04)
Basic adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.32	$0.24

Diluted adjusted earnings (loss) per share:
From continuing operations	$0.29	$0.27
From discontinued operations	0.03	(0.04)
Diluted adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.32	$0.23

SCHEDULE 8

BROWN SHOE COMPANY, INC.
ADJUSTMENTS TO FIRST QUARTER 2012 RESULTS FOR DISCONTINUED OPERATIONS

	13 Weeks Ended
(Thousands)	Previously Reported April 28, 2012	Adjustments for Discontinued Operations	April 28, 2012

Net sales	$626,441	$(28,262)	$598,179
Cost of goods sold	387,377	(23,452)	363,925

Gross profit	239,064	(4,810)	234,254

Selling and administrative expenses	218,914	(7,439)	211,475
Restructuring and other special charges, net	11,455	(1,267)	10,188

Operating earnings	8,695	3,896	12,591

Interest expense	(6,157)	121	(6,036)
Interest income	83	–	83

Earnings before income taxes from continuing operations	2,621	4,017	6,638

Income tax provision	(993)	(1,623)	(2,616)

Net earnings from continuing operations	1,628	2,394	4,022

Net loss from discontinued operations	–	(2,394)	(2,394)

Net earnings	1,628	–	1,628

Net loss attributable to noncontrolling interests	(67)	–	(67)

Net earnings attributable to Brown Shoe Company, Inc.	$1,695	$–	$1,695

Note: Beginning with the first quarter of 2013, the operations of our Avia, Nevados, Vera Wang and Etienne Aigner brands qualify as discontinued operations. We have provided this reconciliation to illustrate the impact of the reclassifications for discontinued operations.

SCHEDULE 8 - CONTINUED

BROWN SHOE COMPANY, INC.
ADJUSTMENTS TO SECOND QUARTER 2012 RESULTS FOR DISCONTINUED OPERATIONS

	13 Weeks Ended
(Thousands)	Previously Reported July 28, 2012	Adjustments for Discontinued Operations	July 28, 2012

Net sales	$599,279	$(34,382)	$564,897
Cost of goods sold	365,465	(28,222)	337,243

Gross profit	233,814	(6,160)	227,654

Selling and administrative expenses	219,261	(7,555)	211,706
Restructuring and other special charges, net	7,491	(165)	7,326
Impairment of intangible assets	5,777	(5,777)	–

Operating earnings	1,285	7,337	8,622
			-
Interest expense	(5,758)	113	(5,645)
Interest income	77	–	77

(Loss) earnings before income taxes from continuing operations	(4,396)	7,450	3,054

Income tax benefit (provision)	1,682	(2,923)	(1,241)

Net (loss) earnings from continuing operations	(2,714)	4,527	1,813

Net loss from discontinued operations	–	(4,527)	(4,527)

Net loss	(2,714)	–	(2,714)

Net loss attributable to noncontrolling interests	(179)	–	(179)

Net loss attributable to Brown Shoe Company, Inc.	$(2,535)	$–	$(2,535)

Note: Beginning with the first quarter of 2013, the operations of our Avia, Nevados, Vera Wang and Etienne Aigner brands qualify as discontinued operations. We have provided this reconciliation to illustrate the impact of the reclassifications for discontinued operations.

SCHEDULE 8 - CONTINUED

BROWN SHOE COMPANY, INC.
ADJUSTMENTS TO THIRD QUARTER 2012 RESULTS FOR DISCONTINUED OPERATIONS

	13 Weeks Ended
(Thousands)	Previously Reported October 27, 2012	Adjustments for Discontinued Operations	October 27, 2012

Net sales	$732,169	$(36,184)	$695,985
Cost of goods sold	446,387	(29,737)	416,650

Gross profit	285,782	(6,447)	279,335

Selling and administrative expenses	242,317	(6,121)	236,196
Restructuring and other special charges, net	2,342	(196)	2,146

Operating earnings	41,123	(130)	40,993

Interest expense	(5,513)	115	(5,398)
Interest income	76	–	76

Earnings before income taxes from continuing operations	35,686	(15)	35,671

Income tax provision	(11,399)	(19)	(11,418)

Net earnings from continuing operations	24,287	(34)	24,253

Net earnings from discontinued operations	–	34	34

Net earnings	24,287	–	24,287

Net loss attributable to noncontrolling interests	(5)	–	(5)

Net earnings attributable to Brown Shoe Company, Inc.	$24,292	$–	$24,292

Note: Beginning with the first quarter of 2013, the operations of our Avia, Nevados, Vera Wang and Etienne Aigner brands qualify as discontinued operations. We have provided this reconciliation to illustrate the impact of the reclassifications for discontinued operations.

SCHEDULE 8 - CONTINUED

BROWN SHOE COMPANY, INC.
ADJUSTMENTS TO FOURTH QUARTER 2012 RESULTS FOR DISCONTINUED OPERATIONS

	14 Weeks Ended
(Thousands)	Previously Reported February 2, 2013	Adjustments for Discontinued Operations	February 2, 2013

Net sales	$640,176	$(21,441)	$618,735
Cost of goods sold	388,477	(17,074)	371,403

Gross profit	251,699	(4,367)	247,332

Selling and administrative expenses	238,465	(6,176)	232,289
Restructuring and other special charges, net	2,730	41	2,771

Operating earnings	10,504	1,768	12,272

Interest expense	(5,954)	60	(5,894)
Interest income	86	–	86

Earnings before income taxes from continuing operations	4,636	1,828	6,464

Income tax provision	(633)	(748)	(1,381)

Net earnings from continuing operations	4,003	1,080	5,083

Net loss from discontinued operations	–	(1,080)	(1,080)

Net earnings	4,003	–	4,003

Net loss attributable to noncontrolling interests	(36)	–	(36)

Net earnings attributable to Brown Shoe Company, Inc.	$4,039	$–	$4,039

Note: Beginning with the first quarter of 2013, the operations of our Avia, Nevados, Vera Wang and Etienne Aigner brands qualify as discontinued operations. We have provided this reconciliation to illustrate the impact of the reclassifications for discontinued operations.